Smith Barney Precious Metals and Minerals Fund Inc.
                        (the "Fund")

                  Supplement to Prospectus
                     Dated March 1, 1995

      On September 26, 1995 the Board of Directors of the Fund voted to modify the investment objective of the Fund. Pending shareholder approval, the current investment objective would be broadened to permit the Fund to seek long term capital appreciation by investing primarily in "Natural Resource Investments" which are defined as equity and debt securities of issuers which: (1) own or process natural resources, such as precious metals, other minerals, water, timberland, agricultural commodities and forest products;
(2) own or produce sources of energy such as oil, natural gas, coal, uranium, geothermal, oil shale and biomass; (3) participate in the exploration and development, transportation, distribution and/or processing of natural resources; (4) own or control oil, gas, or other mineral leases, rights or royalties; (5) provide related services or supplies, such as drilling, well servicing, chemicals, parts or equipment; (6) develop or participate in energy-efficient technologies; and (7) are involved in the upgrading or processing of raw commodities into intermediate products. The Fund would also be permitted to invest in gold bullion and gold coins. A company is considered a Natural Resource Investment when it derives at least 50% of its total revenue from a business or activity described above.

      Also on September 26, 1995, the Board voted to terminate, subject to shareholder approval, the Fund's investment advisory, sub-investment advisory and administration agreements with Smith Barney Strategy
Advisers Inc., Lehman Brothers Global Asset Management Limited and Smith Barney Mutual Funds Management Inc. ("SBMFM"), respectively. In addition, the Board proposed that the Fund enter into a single management agreement (the "Agreement") with SBMFM to provide advisory and administration services. Under the Agreement, a management fee would be paid to SBMFM at an annual rate of 0.75% of the value of the Fund's average daily net assets. Currently the Fund pays, in the aggregate, 0.95% for advisory, sub-advisory and administration services. Thus, under the Agreement, the Fund's expenses for management services would be reduced by 0.20% of the value of average daily net assets per annum.

      The Board has instructed the Secretary of the Fund to call a special meeting of shareholders, scheduled for November, 1995, to consider the proposals discussed above. If the change in investment objective is approved by the shareholders at that meeting, the Fund's name will be changed to "Smith Barney Natural Resources Fund Inc."


Supplement dated September 28, 1995